SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant

Check the appropriate box:

Preliminary proxy statement (as permitted by Rule 14a—6(e)(2))
Confidential, For Use of the Commission Only
[X]	Definitive proxy statement
Definitive additional materials
Soliciting material under Rule 14a-12

WIKIFAMILIES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transactions applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction.
(5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

WIKIFAMILIES, INC.

9025 Carlton Hills Blvd., Ste. B

Santee, CA 92071

909-708-4303

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 27, 2013

July 30, 2013

To the Stockholders of Wikifamilies, Inc.:

On April 8, 2013, the Eighth District Court of the State of Nevada appointed Trisha Malone as Custodian (“Custodian”) of Wikifamilies, Inc. (the “Company”) pursuant to section 78.347 of the Nevada Revised Statutes (NRS), and authorized her to appoint a new Board of Directors, to continue the business of the company, and to bring current the company’s filings with the SEC. This notice is given to comply with the provisions of NRS section 78.347 and the Order of the Court.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Wikifamilies, Inc. (now known as Clairnet, Ltd.) will be held on August 27, 2013 at 10:00 a.m. at our principal executive offices, located at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071, for the following purposes:

1.	Approve the change of the Company’s name from “Wikifamilies, Inc.”/“Clairnet, Ltd.” to “Gepco, Ltd.”;

2.	To authorize amendment to the Articles of Incorporation to (i) approve an increase in its authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares and (ii) to authorize the issuance of up to 15,000,000 shares of blank check preferred stock (each of (i) and (ii) is a separate item on which shareholders may vote); and

3.	Ratify the appointment of the Board of Directors by the Custodian.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any action on the items of business described above may be considered at the time and on the date specified above or at any other time and date to which the Special Meeting may be properly adjourned or postponed.

Only holders of record of Common Stock of the Company on the close of business on July 30, 2013 (“Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

You are invited to attend the meeting. Whether or not you plan to attend in person, you are urged to sign and return immediately the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you are a stockholder of record and attend the meeting. If your shares are held through an intermediary such as a broker or bank, you should present proof of your ownership as of the record date, such as a recent account statement reflecting your holdings as of the record date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

A list of stockholders entitled to vote will be available at the meeting and during ordinary business hours for ten (10) days prior to the meeting at our corporate offices for examination by any stockholder who is a stockholder as of the Record Date for any legally valid purpose related to the meeting.

We encourage you to take an active role in the affairs of your company by either attending the meeting in person or by executing and returning the enclosed proxy card.

By Order of the Board of Directors

Trisha Malone
Chief Executive Officer

To ensure your representation at the Special Meeting, please fill in, sign, date and return the attached proxy using the enclosed addressed envelope. By returning the enclosed proxy, you will not affect your right to revoke doing so in writing or to cast your vote in person should you later decide to attend the Special Meeting.

Important Notice Regarding the Internet Availability of Proxy Solicitation Materials

A copy of this Proxy Solicitation Statement and the form of written proxy card are available at www.gepcoltd.com. Stockholders will be able to obtain copies of the Special Meeting materials, including the proxy statement, notice of Special Meeting, form of proxy and Annual Report to stockholders for future special meetings by visiting http://www.gepcoltd.com or sending an e-mail to investorrelations@gepcoltd.com.

You may find our SEC filings, including our annual reports on Form 10-K, at http://www.sec.gov/cgi-bin/browse-edgar?company=wikifamilies&match=&CIK=&filenum=&State=&Country=&SIC=&owner=exclude&Find=Find+Companies&action=getcompany

YOUR VOTE IS IMPORTANT

To assure your representation at the Special Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the self-addressed, enclosed envelope, which requires no postage if mailed in the United States.

WIKIFAMILIES, INC.

PROXY STATEMENT FOR THE 2013 SPECIAL MEETING OF STOCKHOLDERS

August 27, 2013

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Wikifamilies, Inc., a Nevada corporation (“we”, “our” or “us”) for use in voting at the 2013 Special Meeting of Stockholders (“Special Meeting”) to be held on August 27, 2013 at 10:00 AM and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about July 31, 2013.

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WIKIFAMILIES, INC. PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Wikifamilies, Inc. (“Wikifamilies” or the “Company”) for use at the Special Meeting of Stockholders to be held on August 27, 2013 at 10:00 a.m., Pacific Time (the “Special Meeting”), or at any and all adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our principal executive offices located at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

The purpose of the Special Meeting is to obtain the Consent of the Stockholders to:

1.	Approve the change of the Company’s name from “Wikifamilies, Inc.”/ “Clairnet, Ltd.” to “Gepco, Ltd.”[1];

2.	Amend the Articles of Incorporation to (i) approve an increase in its authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares and (ii) to authorize the issuance of up to 15,000,000 shares of blank check preferred stock; and

3.	Ratify the Custodian’s appointment of a new Board of Directors.

These proxy solicitation materials are to be mailed on or about July 31, 2013 to all stockholders of record entitled to vote at the Special Meeting.

Record Date and Voting Securities

Only stockholders of record on the close of business on July 30, 2013 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, 41,582,555 shares of our Common Stock were issued and outstanding and held of record by approximately 185 stockholders, including the Depository Trust Company of New York which holds shares of our Common Stock on behalf of an indeterminate number of beneficial owners. A list of those stockholders will be available for inspection by any stockholder for any purpose germane to the Special Meeting for ten (10) days before the Special Meeting, during ordinary business hours, at our headquarters located at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

Proxy Solicitation and Voting Information

We are paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE WE HAVE ENCLOSED FOR YOUR CONVENIENCE. PLEASE READ THE INSTRUCTIONS ON THE PROXY CARD REGARDING YOUR VOTING OPTIONS.

Who May Vote?

If you were a stockholder on our records at the close of business on July 30, 2013, you may vote at the Special Meeting. On that day, there were 41,582,555 shares of Common Stock issued and outstanding.

__________

1 On December 3, 2012, former management of the Company filed an amendment to the Company’s articles of incorporation with the Secretary of State of the State of Nevada changing the Company’s name from “Wikifamilies, Inc.” to “Clairnet, Ltd.” without proper approval of the Company’s shareholders and without compliance with the proxy rules. Thus, the current Board and management has taken the position that such name change was not effective and instead seeks to change the name to Gepco, Ltd. from Wikifamilies, Inc. through appropriate compliance with Nevada law and Regulation 14A promulgated under the Securities Exchange Act of 1934.

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If your shares are held through an intermediary such as a broker or a bank, you will not be entitled to vote at the meeting unless you present a proxy signed by the intermediary that entitles you to vote in person. To simplify the voting process, the Board of Directors asks all stockholders who hold shares through intermediaries to complete the proxy card and vote through the intermediary, even if they intend to attend the meeting in person.

How Many Votes Do I Have?

Holders of Common Stock are entitled to cast one vote for each share held by them on the record date. Our Certificate of Incorporation and By-Laws do not provide for cumulative voting. The board requests your proxy to insure that your shares will count toward a quorum and be voted at the Special Meeting.

How May I Vote?

Your vote is important. You may always vote in person at the Special Meeting.  Because many stockholders cannot attend the Special Meeting in person, it is necessary that a large number be represented by proxy. Under Nevada law, stockholders may submit proxies electronically.  Stockholders who hold their shares in a brokerage account may have the choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided.  Please refer to the proxy card provided by your broker for details regarding the availability of electronic voting.  Please also be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

If you are a holder of record, you may also be able to vote electronically over the Internet. Please refer to the proxy card provided for details regarding the availability of electronic voting. Please also be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

How Will The Board Vote My Proxy?

A properly executed proxy received by our secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the board. If you provide no specific direction, your shares will be voted FOR the three proposals enumerated herein.   If any other matter should be presented at the Special Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.

How Can I Revoke My Proxy?

If you hold our shares in registered form, you may change your mind and revoke your proxy at any time before it is voted at the meeting by:

• Sending a written revocation of your proxy to our secretary, which must be received by us before the Special Meeting commences;
• Transmitting a proxy by mail at a later date than your prior proxy, which must be received by us before the Special Meeting commences; or
• Attending the Special Meeting and voting in person or by proxy or over the internet.

If you hold your shares through a broker or other intermediary, you will need to contact your intermediary if you wish to revoke your proxy.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold our shares in a broker, bank or other nominee account, you are a “beneficial owner” of shares that are registered in “street name.” In order to vote your shares, you must give voting instructions to the bank, broker or other intermediary that serves as the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our shares. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder. If a beneficial owner fails to instruct a broker or other nominee, his shares will not be voted on any matter other than the election of directors. The shares will, however, be voted by brokers and other nominee holders for the election of the directors nominated by the board.

Upon What Matters Are Shareholders Entitled to Vote?

Holders of Common Stock are entitled to vote on all matters brought before this Special Meeting.

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Required Quorum

Our By-Laws specify that the holders of a majority of our outstanding shares entitled to vote will constitute a quorum for purposes of the meeting. This provision will require the holders of at least 20,791,278 shares of our Common Stock to be represented at the Special Meeting in person or by proxy.

Required Vote

With respect to the various proposals included in this Proxy Statement:

1.	Approve the change of the Company’s name from “Wikifamilies, Inc.”\“Clairnet, Ltd.” to “Gepco, Ltd.”;

2.	Amend the Articles of Incorporation to (i) approve an increase in its authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares and (ii) to authorize the issuance of up to 15,000,000 shares of blank check preferred stock; and

3.	Ratify the appointment of the Board of Directors by the Custodian.

Any vote that is characterized as an abstention is not counted as a vote cast. Broker non-votes that relate to shares held for the benefit of beneficial owners who do not provide voting instructions are not counted as votes cast. Abstentions and broker non-votes are, however, considered as shares present at the meeting for purposes of determining the presence of a quorum.

We are not aware of any business that will be presented for consideration at the meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with their best judgment.

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PROPOSAL I

TO CHANGE THE NAME OF THE COMPANY

FROM “WIKIFAMILIES, INC.”/“CLAIRNET, LTD.”

TO “GEPCO, LTD.”

General

On April 19, 2013, the Company’s Board of Directors unanimously approved an amendment to the Company’s Articles of Incorporation to change in the Company’s name from “Wikifamilies, Inc.”/ “Clairnet, Ltd.” to “Gepco, Ltd.,” subject to Stockholder approval, and recommended the Stockholders approve such amendment.

Principal Reasons for Name Change

On April 8, 2013, the Eighth District Court of the State of Nevada appointed Trisha Malone as Custodian of Wikifamilies, Inc. pursuant to section 78.347 of the Nevada Revised Statutes, and authorized her to appoint a new Board of Directors, to continue the business of the Company, and to bring current the Company’s filings with the SEC. A copy of said order is attached as Exhibit A hereto. The appointment was made pursuant to a petition filed by Trisha Malone with the Court on February 27, 2013, to become Custodian of the Company due to former management’s malfeasance and nonfeasance in allowing the filings with the SEC to become delinquent, exposing the Company to potential revocation of registration proceedings under Section 12j of the Securities Exchange Act of 1934 and a potential trading suspension under Section 12k of the Securities Exchange Act, and in failing to maintain the business of the Company.

The Court also nullified the issuance of shares of Company Common Stock issued as a result of the Exchange Agreement entered into between the Company and Clairnet, Ltd., a Hong Kong corporation, dated September 7, 2012 and the Technology License Agreement between the Company and Clairnet, Ltd., a Hong Kong corporation. Among the nonfeasance of the prior management was the failure to effect the change of the Company's name from Wikifamilies, Inc. to Clairnet, Ltd. in the marketplace, by notification to FINRA. Prior to being known as Clairnet, Ltd., the Company was known as Wikifamilies, Inc., to reflect the business plan of operations of its foreign subsidiary, Wikifamilies, S.A. However, Wikifamilies, S.A. was returned to its founders by reason of a Rescission Agreement executed between the founders and the Company on September 8, 2012.

As of May 20, 2011, the Company’s business plan as Wikifamilies was to design, develop and operate an Internet-based social media website, Wikifamilies.com, with a unique emphasis on families and new technologies which web-based platform was intended to enhance the ability of families to communicate and share family history and events while providing a secure location to transact family-related business matters. Then, on September 7, 2012, our business plan changed to the development and marketing of an Internet search engine through the licensing from Clairnet, Ltd. of their  process enabling online and mobile viewers to search, index, watch and personalize web-based videos while facilitating the monetizing of investments by video content providers, advertisers and marketers.

As a result of the Nevada court appointment of Trisha Malone as receiver of the Company in February 2013, we seek to embark on a new business plan unrelated to the business plans of either Wikifamilies or Clairnet. In order to signify a strong break from the previous two business plans, the board has determined to change the name of the Company, and it should be noted that the name “GEPCO” is merely the arbitrary arrangement of the initials of family members of principals of the Company and has no significance relevant to the Company’s business plan. Our current business plan contemplates the accretive acquisitions of various businesses related to electronic marketing, promotions and media. We are presently conducting due diligence on our first acquisition, which is purchase of RC One, Inc., a Nevada corporation, which is in the business of promoting mixed martial arts (“MMA”) events in Southern California, through its website www.respectinthecage.com and a series of Respect in the Cage events. Since 2009 Respect in the Cage has been bringing Southern California MMA events and has grown into a prominent MMA organization in that area. With an average of 10 fights a year, Respect in the Cage aims to promote MMA with events that bring a nightclub atmosphere with a Hollywood “vibe” to the spectator sport. Our plan is to continue growing the Respect in the Cage business beyond the current 10 fights per year and to use this business as a platform to generate cash flow and then acquire additional accretive and synergistic businesses as opportunities arise.

The Board of Directors proposes a change of name to Gepco, Ltd., in order for the Company not to be associated with either of its two former business plans of operations.

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If, or when, the Company obtains the requisite stockholders’ approval of the name change, the Company intends to file a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to effect the name change. The effective date of the name change will be the date such Certificate of Amendment is filed.  However, the Board of Directors reserves the right to abandon the name change at any time prior to the effective date if it deems it appropriate to do so in its sole discretion. The form of the Certificate of Amendment to its Articles of Incorporation that the Company would file with the Nevada Secretary of State to effectuate the name change, if approved by the Stockholders, is attached hereto as Appendix A.

Vote Required

Pursuant to Section 78.390 of the Nevada Revised Statutes, or the “NRS,” the approval of a majority of a Company’s voting power is required in order to effect the name change. Accordingly, the Company is seeking your consent to approve of the name change.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “GEPCO, LTD.”

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PROPOSAL II

TO AMEND OUR CERTIFICATE OF INCORPORATION (I) TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 100 MILLION TO 250 MILLION SHARES AND (II) TO AUTHORIZE THE ISSUANCE OF 15,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

Our Certificate of Incorporation currently provides us with the authority to issue up to 100,000,000 shares of Common Stock, par value $.001 per share. As of July 30, 2013, we had 41,582,555 shares of Common Stock issued and outstanding, and had issued no vested options and warrants.

The Board of Directors believes it to be generally in the best interests of us and our stockholders to amend our Certificate of Incorporation, to increase the authorized number of shares of Common Stock by 150,000,000, from 100,000,000 shares to 250,000,000 and to authorize 15,000,000 shares of blank check preferred, for a total authorized number of shares of stock of 265,000,000 (the “Proposed Amendment”). Therefore, by action of the Board of Directors taken on April 19, 2013, the Board of Directors adopted a proposed Certificate of Amendment to our certificate of incorporation, increasing increase the authorized number of shares of Common Stock by 150,000,000, from 100,000,000 shares to 250,000,000 and to authorize 15,000,000 shares of blank check preferred, for a total authorized number of shares of stock of 265,000,000. The form of proxy attached hereto contains two separate items for each of (i) the increase in authorized shares of common stock and (ii) creation of the blank check preferred stock.

The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will provide us with the flexibility we need to conduct our business. The Board of Directors also believes that the Proposed Amendment will provide us with greater flexibility in capitalization, including potential future equity and/or convertible debt offerings (which would have a dilutive effect) and consideration for funding ongoing operations , growth and strategic investments , by increasing authorized capital to allow issuance of additional shares of Common Stock, though except as stated above, there are no current finalized arrangements by us that would result in the issuance of the additional authorized shares, nor do we have any current plans to enter into a business combination or merger.

It would not be unreasonable to see the need for additional funding in the near future in order to be able to fund operations and expansion as we move to fulfill our business plan. Our recently announced acquisition of 60% of the issued and outstanding stock of RC One, which is the first acquisition in our business plan, calls for payment of $50,000 per month over 12 months. At current stock prices hovering around $0.04, assuming a 50% discount to market (i.e.: the purchase price per share would be $0.02), each $50,000 payment will require us to sell 2.5 million shares of our Common Stock, or 30 million shares of our Common Stock in total. While no specific numbers have been discussed, it is clear that any substantial raise above and beyond financing the payments due for the above acquisition, could put us in substantial risk of exceeding our authorized shares.

We have also asked for the ability to authorize 15 million shares of “blank check” preferred stock which will allow the board to authorize the issuance of one or more series of Preferred Stock without stockholder approval.

So, an increase of 150 million shares of Common Stock would be appropriate to allow for the anticipated raise, and to allow us enough flexibility to manage our operations and equity needs for the foreseeable future without the need for us to seek further shareholder approvals of incremental increases in our total share authorization.

The additional shares of Common Stock for which authorization is sought will have the same terms and rights as the shares of Common Stock now authorized. Subject to applicable provisions of law, the proposed additional shares of Common Stock may be issued at such time and on such terms and conditions as the board may determine without further approval by the stockholders.

The preferred stock would be issued in one or more classes or series with each class or series having such rights and preferences as our board may determine when authorizing the class or series. This type of class of securities is commonly referred to as “blank check” preferred stock.

If Proposal No. 2 is approved by you, shares of our preferred stock will be available for issuance from time to time for such purposes and consideration as our Board of Directors may approve. No further vote of our stockholders will be required in connection with the authorization of a class or series of preferred stock or the issuance of shares of an authorized class or series, unless otherwise required by applicable law or the rules of a regulated exchange should the Company ever list on an exchange.

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We have no present plans to authorize any series of preferred stock or to issue any shares within a class or series of preferred stock.

In the event that our Board of Directors does authorize, designate and issue shares of preferred stock, our board may exercise its discretion in establishing the terms of such preferred stock. In the exercise of such discretion, our board may determine the voting rights, if any, of the class or series of preferred stock being authorized, which could include the right to vote separately or as a single class with our Common Stock and/or other classes or series of preferred stock, including with respect to the election of directors; to have more or less voting power per share than that possessed by our Common Stock or other classes or series of preferred stock; and to vote on certain specified matters presented to our stockholders or on all of such matters or upon the occurrence of any specified event or condition. On our liquidation, dissolution or winding up, the holders of any class or series of preferred stock may be entitled to receive preferential cash distributions fixed by our board when creating the particular class or series of preferred stock before the holders of our Common Stock are entitled to receive anything. The board will also have the discretion to provide the dividend rights and dividend rate of any class or series of preferred stock. Preferred stock authorized by our board could be redeemable or convertible into shares of any other class or series of our capital stock.

Possible Effects of Increase in Authorized Common Stock and Authorization of Blank Check Preferred Stock

If this proposal is approved by the stockholders, the Board of Directors will have the authority to issue the additional authorized shares of Common Stock, or any part thereof, without further action by the stockholders except as required by law or applicable requirements of self-regulatory organizations. In addition to the issuance of additional Common Stock, our Certificate of Incorporation would also be amended to empower the board to authorize the issuance of one or more series of Preferred Stock without stockholder approval. The proposed increase in the authorized number of shares of Common Stock and authorization of blank check preferred stock could have an anti-takeover effect, in that additional shares could be issued, within the limits imposed by applicable law, in one or more transactions that could discourage, delay or make more difficult a change in control or takeover of the Company, although this is not the present intent of the Board. For example, additional shares could be issued by us to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company and thereby increase the cost of acquiring a given percentage of the outstanding stock. Similarly, the issuance of additional shares to certain persons allied with our management and/or Board could have the effect of making it more difficult to remove our current management and/or directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this Proposal to increase the authorized number of shares of Common Stock has been prompted by business considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the amendment to the Certificate of Incorporation could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices. In addition, the issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value (or decrease in our net loss), an increase in the aggregate number of outstanding shares of the Common Stock caused by the issuance of additional shares would dilute the earnings per share and book value per share (or increase the loss per share) of all outstanding shares of our capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. While authorization of the additional shares will not directly dilute the proportionate voting power or other rights of existing stockholders, future issuances of Common Stock enabled by authorization of the additional shares could reduce the proportionate ownership of existing holders of Common Stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES AND TO AUTHORIZE THE BLANK CHECK PREFERRED STOCK.

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PROPOSAL III

RATIFICATION OF APPOINTMENT OF DIRECTORS

Nominees

We currently have two directors, who were appointed by the Court-appointed Custodian. They are Trisha Malone, who is also the Court-appointed Custodian, and Larry A. Zielke. Both directors will serve until the next Annual Meeting of shareholders or when their successors are duly elected and qualified. Pursuant to the Court Order attached hereto as Exhibit A, we are required to hold a shareholders meeting to ratify the appointment of directors by the Custodian.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the two directors named below. In the event that either of such directors are unable or decline to serve as a director at the time of the Special Meeting, the proxies will be voted for a nominee who shall be designated by the remaining members of the Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Board is not aware of any directors who are unable or unwilling to serve as a director.

Vote Required

The two directors receiving the highest number of affirmative votes of the shares entitled to be voted shall be ratified as appointed to the Board of Directors.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE DIRECTORS LISTED BELOW.

Listed below are the names, ages and certain information relating to the director nominees who are also incumbent directors:

Name	Age	Position with Company
Trisha Malone	38	Chief Executive Officer, Chief Financial Officer, Secretary, Director
Larry A. Zielke	65	Vice President, Corporate Counsel and Director

Trisha Malone. Ms. Malone is the Chief Financial Officer and Secretary of Lustros Inc. since April 18, 2012. Ms. Malone has more than 19 years of experience in finance and accounting including experience in corporate governance, securities regulation, financial controls requirements, and financial management. From 2000 to 2006, Ms. Malone served as Corporate Controller for Xsilogy, Inc., a leading wireless sensor network company, and as the division controller after Xsilogy’s acquisition by SYS Technologies, Inc., a public company engaged in government contracting. From 2006 to 2008, Ms. Malone was the Corporate Controller for Satellite Security Corporation, a developer of satellite tracking systems. Since 2008, Ms. Malone has been self-employed as an independent accounting consultant and is presently consulting as Corporate Controller for several private companies. From 2007 to 2009, Ms. Malone served as the Corporate Controller for Lenco Mobile Inc., which operates in the high growth mobile marketing and Internet sectors, and served as Corporate Secretary for Lenco until June 2010. From June 2010 to September 2012 Ms. Malone served as Chief Financial Officer and a Director of Wikifamilies, Inc., a public company that operates in the technology services industry. Ms. Malone was also a Director of Casablanca Mining, Ltd. from its inception on June 27, 2008 until August 30, 2012 and was the Chief Executive Officer of Casablanca from inception until January 2009 and the Chief Financial Officer from inception through December 2011. Ms. Malone has a degree in Business Administration from Grossmont College. She has also pursued extended studies in corporate law, benefits administration, and human resources. Ms. Malone’s extensive experience in finance, accounting, corporate governance, and securities regulation led to the conclusion that she should serve as a director of the Company.

Larry A. Zielke. Mr. Zielke has maintained a commercial law practice in Damascus, Ohio since 2001. Mr. Zielke served as director, Senior Vice-President and General Counsel of Lustros, Inc. in 2012 during the company’s startup in Chile. From 1994 to 2000, Mr. Zielke was General Counsel and Corporate Secretary of Sakhalin Energy Investment Company Ltd., resident first in Moscow and subsequently on Sakhalin Island. During this period, Mr. Zielke was a member of Sakhalin Energy’s Executive Management team that achieved the first export of oil from Russia by a non-Russian company, was the company’s lead negotiator for project financing from EBRD, OPIC and JEXIM, and was responsible for risk management and corporate compliance. From 1979 to 1994, he served as in-house counsel to Babcock & Wilcox and various other affiliates of McDermott International, Inc., which included experience from Cairo to Jakarta while residing in Dubai, United Arab Emirates. Mr. Zielke holds a Juris Doctor degree from the University of Akron, a B.S. in engineering physics and a Mechanical Engineer degree from Ohio State University. His engineering background included research for nuclear reactor core heat transfer design. In addition to being a licensed attorney, he was previously a licensed professional engineer. Mr. Zielke’s extensive experience in business and the law led to the conclusion that he should serve as a director of the Company.

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Director Nomination

Criteria for Board Membership.  In the future, in selecting candidates for appointment or re-election to the Board, the Board of Directors will consider the appropriate balance of experience, skills and characteristics required of the Board of Directors. Nominees for director will be selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties. The current board members were selected by the Custodian based upon their experience of working with public companies and due to their working relationship with respect to Lustros Inc.

Stockholder Nominees.  The Company’s Board of Directors will consider written proposals from stockholders for nominees for director, provided such proposals meet the requirements described herein and in our Bylaws. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company at our principal executive offices, located at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written Proxy to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. All such items should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Deadlines for Submission of Stockholder Proposal or Nominations” above.

Process for Identifying and Evaluating Nominees.  The Board believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will re-nominate incumbent directors who continue to qualify for Board service and remain willing to serve as directors. If an incumbent director chooses not to stand for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee. Director candidates will be selected based on input from members of the Board, senior management and, if the committee deems it appropriate, a third-party search firm. The Board will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate. We have not paid any fees to any third party to assist in identifying or evaluating director candidates. The Nominating Committee will use a similar process to evaluate nominees recommended by Stockholders.

Board Meetings and Committees

Our current Board held no meetings during the fiscal year ended December 31, 2012. We have no committees of the Board of Directors, and all functions of an Audit Committee, a Compensation Committee and the Nominating Committee are performed by the full Board of Directors. During the last fiscal year, no director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of the committees upon which that director served, held subsequent to his becoming a director or his appointment to such committee. While members of our Board of Directors are not required to attend our Special Meeting of stockholders, they are encouraged to attend.

Communication between Stockholders and Directors

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Investor Relations, 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071 or by sending an e-mail to investorrelations@gepcoltd.com or by calling Trisha Malone at (909) 708-4303. Comments or questions regarding the Company’s accounting, internal controls or auditing matters should also be referred to Ms. Malone. All appropriate communications will be compiled by our Secretary and submitted to the Board of Directors or an individual director, as appropriate, on a periodic basis.

12

Fees of Independent Registered Public Accounting Firm and Board Preapproval of Registered Public Accounting Firm Services

Gruber & Co., LLC audited our financial statements for the fiscal year ended December 31, 2011. Aggregate fees billed to us by Gruber & Co., LLC for professional services rendered with respect to fiscal year ended December 31, 2011 were as follows:

2011
Audit Fees	$12,500
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0
$12,500

M&K CPAs LLC audited our financial statements for the fiscal year ended December 31, 2012. Aggregate fees billed to us by M&K CPAs LLC for professional services rendered with respect to the fiscal year ended December 31, 2012 were as follows:

2012
Audit Fees	$4,000
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0
$4,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

All audit related services, tax services and other services rendered by the Company’s principal accountant were pre-approved by the Company’s Board of Directors at the time. The Board of Directors has adopted a pre-approval policy that provides for the pre-approval of all of the services that were performed for the Company by its principal accountant.

Audit Committee Report and Compensation Committee Report

The Company has not had either an audit committee or compensation committee in 2012 and has no current plans to establish either during 2013. Further, neither of our directors qualifies as “independent” or provides any independent oversight of our audit or compensation processes.

Executive Compensation and Director Compensation

The following table provides information as to compensation of all named executive officers of the Company, as defined under Item 402 of Regulation S-K, for each of the Company’s last two fiscal years, or the last fiscal year if the named executive officer was not a named executive officer in the previous fiscal year.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	All Other Compensation	Total

Trisha Malone, Chief Financial Officer and Director (1)	2012 2011	$45,000 $5,775	$25,000 (3) $0	$70,000 $5,775
Larry A. Zielke, Vice President, Corporate Counsel and Director (2)	2012 2011	n/a n/a	n/a n/a	n/a n/a

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(1) Ms. Malone served as a director from November 5, 2010, and Chief Financial Officer from June 23, 2010 through her resignation on September 13, 2012. Ms. Malone was appointed as Custodian of the Company on April 2, 2013 by the Eighth Judicial District Court of Clark County, Nevada pursuant to Nevada Revised Statutes 78.347. On April 9, 2013 the duly appointed Custodian of the Company appointed Trisha Malone as a Member of the Board of Directors as well as Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

(2) On April 9, 2013 the duly appointed Custodian of the Company appointed Larry A. Zielke as a Member of the Board of Directors as well as Vice President and Corporate Counsel of the Company.

(3) The “All Other Compensation” paid to Ms. Malone in 2012 consisted of 250,000 restricted shares of Common Stock the Board of Directors of the Company elected to issue on July 10, 2012 as equity awards in lieu of partial payment to director and Chief Financial Officer Trisha Malone. The five day market value on the day of the grants was $0.10 per share. The value of these shares at the market price was recorded as legal and professional fee expense.

No executive officer received compensation during the fiscal year ended December 31, 2012 in excess of $100,000.

There are no outstanding equity awards or options to any executive officer issued or outstanding for services to the Company.

Employment Agreements

The Company has not entered into any employment contracts.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Thomas Hudson	–	$52,500	–	–	–	–	$52,500
Stephen Brown	–	$35,000	–	–	–	–	$35,000

On February 7, 2012 the Board of Directors of the Company elected to issue equity awards to directors Thomas Hudson and Stephen Brown. 150,000 restricted shares of Common Stock were issued to Mr. Hudson and 100,000 shares of Common Stock were issued to Mr. Brown. Market value on the day of the grants was $0.35 per share. The value of these shares at the market price was recorded as compensation expense.

The Company has not historically paid any other compensation to our directors.

Certain Relationships and Related Transactions

Transactions with Related Persons

Common Stock Issuances

On February 7, 2012 the Board of Directors of the Company elected to issue equity awards to directors Thomas Hudson and Stephen Brown. 150,000 restricted shares of Common Stock were issued to Mr. Hudson and 100,000 shares of Common Stock were issued to Mr. Brown. Market value on the day of the grants was $0.35 per share. The value of these shares at the market price was recorded as compensation expense.

On July 10, 2012 the Board of Directors of the Company elected to issue equity awards in lieu of partial payment to director and Chief Financial Officer Trisha Malone, and Corporate Counsel, David Price. 250,000 restricted shares of Common Stock were issued to both Ms. Malone and Mr. Price. The five day market value on the day of the grants was $0.10 per share. The value of these shares at the market price was recorded as legal and professional fee expense.

On September 8, 2012 the Company and the founders of Wikifamilies SA entered into a Rescission Agreement, whereby the share consideration originally tendered by the corporation for the acquisition of the Wikifamilies SA assets, was Rescinded by Mutual agreement. This Rescission unwound the March 23, 2011, Exchange Agreement between the two parties, and Wikifamilies SA agreed to return the remaining 26,925,000 shares to Wikifamilies treasury, being the full balance of the original 31,500,000 shares tendered as part of the original Exchange Agreement and the Company returned its interest in Wikifamilies SA to the Wikifamilies SA founders.

14

Loans from Thomas Hudson

On February 14, 2012, Director Thomas Hudson loaned the Company a total of $50,000 for working capital needs. The loan was originally due on June 30, 2012. On August 17, 2012 Mr. Hudson agreed to extend the due date to September 30, 2012. The loan is currently in default. Should the Company, at its sole discretion, decide that it is not in a financial position to repay said funds in currency, both parties mutually agree that said amount repayable may be converted into common shares of the Company calculated at a rate per share of twenty five cents per share or at eighty percent (80%) of the previous week’s averaged closing price, whichever is the lesser. If the Company does not repay the loan in cash, as a penalty it shall provide Lender with one hundred thousand (100,000) options enabling him to purchase one hundred thousand (100,000) shares of Common Stock at a redemption price of twenty five cents ($.25) per share. Redemption of such options in entirety or in part is at the sole discretion of Lender. By way of interest on such loan, Lender shall be provided with two hundred thousand (200,000) options enabling him to purchase two hundred thousand (200,000) shares of Common Stock at a redemption price of twenty cents ($.20) per share being a total of forty thousand dollars ($40,000). Redemption of such options in entirety or in part is at the sole discretion of Lender. The options shall remain valid for a period of three years from the date of this Agreement, after which they shall become null and void. The loan was not repaid as of December 31, 2012. As the options were in lieu of interest, we recorded an interest expense at June 30, 2012 of $37,487, the fair value of the options.

Director Independence

The Company’s common stock is traded on the OTCQB, which does not maintain any standards regarding the independence of the directors on its Board of Directors.  In absence of such requirements, we have elected to use the definition for “director independence” under the NYSE MKT rules.

Currently, we have two Directors, Trisha Malone and Larry Zielke. Neither is considered “independent” as defined by the NYSE MKT Rules.

Legal Proceedings

On April 8, 2013, former Chief Financial Officer and Director and present shareholder Trisha Malone was appointed as Custodian of the Company, by the Eighth Judicial District Court of Clark County, Nevada, pursuant to Nevada Revised Statutes 78.347. The Court further ordered that Ms. Malone is authorized to appoint new officers and directors of the Company, to send notice to all stockholders of record noticing a meeting of shareholders, to pay all fees owed to the SEC and to bring current all the Company's SEC filings.

The Court further ordered that all stocks issued as a result of the September 7, 2012 Share Exchange Agreement between the Company and ClairNET Ltd., a Hong Kong entity and their shareholders, are declared null and void and ordered to be returned to the Company or its transfer agent for cancellation. The Court further ordered that the License Agreement between the Company and ClairNET, Ltd. a Hong Kong entity, is declared null and void.

Finally, the Court ordered the cancellation of an aggregate of 26,925,000 shares of Common Stock to effectuate the Company's September 8, 2012 Rescission agreement with the founders of Wikifamilies SA.

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* * * * *

CHANGES IN CONTROL

On April 17, 2013, the Company issued an aggregate of 10,000,000 shares of its Common Stock, representing approximately 24.07% of the issued and outstanding Common Stock of the Company, to our Chief Executive Officer, Chief Financial Officer, Secretary and director, Trisha Malone, to extinguish debt owed by the Company to Ms. Malone, and to retain her services as an officer of the Company. In addition, the Company issued 1,000,000 shares of Common Stock, representing 2.4% of the issued and outstanding Common Stock of the Company to our Vice President and Corporate Counsel, Larry A. Zielke to retain his services as an officer of the Company. In addition, the Company issued 8,835,580 shares of Common Stock, representing 21.25% of the issued and outstanding Common Stock to Walker River Investments Corp. to extinguish debt owed to Walker River. As a result, Ms. Malone and Walker River became control stockholders of the Company, holding an aggregate of 19,100,480 shares of Common Stock, representing approximately 46% of the voting control of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 is being furnished to each Stockholder with this Proxy Statement.

On July 30, 2013, we had 41,582,555 shares of Common Stock issued and outstanding. The following table sets forth certain information with respect to the beneficial ownership of our securities as of July 30, 2013, for (i) each of our directors and executive officers; (ii) all of our directors and executive officers as a group; and (iii) each person who we know beneficially owns more than 5% of our Common Stock. Normally, the Company would rely on various ownership filings for our 5% owners. Our reporting is limited to the information we do have when we do not have the benefit of further information.

Beneficial ownership data in the table has been calculated based on the Securities and Exchange Commission rules that require us to identify all securities that are exercisable for or convertible into shares of our Common Stock within 60 days of July 30, 2013 and treat the underlying stock as outstanding for the purpose of computing the percentage of ownership of the holder.

Except as indicated by the footnotes following the table, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o Wikifamilies, Inc., 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

	Beneficial Ownership
Name (1)	Number of Shares	Percent of Class (2)
Walker River Investments, Inc.	8,835,480	21.25%
Total 5% Owners as a group	8,835,480	21.25%

Trisha Malone	10,265,000	24.69%
Larry A. Zielke	1,000,000	2.40%
All executive officers and directors as a group (two persons)	11,265,000	27.09%

(1)	The address for each of the above noted individuals is c/o 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.
(2)	The percentage ownership reflected in the table is based on 41,582,555 shares of Common Stock outstanding as of July 30, 2013.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, officer, associate of any director, officer or any other person has any substantial interest, direct or indirect, in the proposal to amend the Company’s Articles of Incorporation to change the Company’s name or the Reverse Stock Split. Each of the Company’s directors and officers has an interest in the ratification of their appointment.

16

SECTION 16(a) REPORTING COMPLIANCE DISCLOSURE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the 2012 fiscal year, the following persons were directors, officers or 10% or more beneficial owners who failed to timely file reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. For each such person, the number of late reports, the number of transactions that were not reported on a timely basis, and any known failure to file a required Form are set forth by their name.

Trisha Malone: 1 transaction for which no form has been filed

Thomas Hudson: 1 transaction for which no form has been filed

Stephen Brown: 1 transaction for which no form has been filed

OTHER BUSINESS

Except for the matters described herein, as of the date of this Proxy Statement, the Board of Directors does not intend to present any other business for action at the Special Meeting and knows of no other matters to be presented at the Special Meeting that are proper subjects for action by the stockholders. However, if any other business should properly come before the Special Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person acting under the proxy.

DIRECTOR CANDIDATE NOMINEES FOR 2014 ANNUAL MEETING

Stockholders wishing to propose nominees for directors for next year’s Annual Meeting of Stockholders should submit such proposed nominees to us by the date that stockholder proposals for next year’s Proxy Statement must be received, which is 120 days before the date on which next year’s proxy statement will be mailed, which the Company anticipates will be on or about June 1, 2014. Refer to “Stockholder Proposals for Annual Meeting in 2014.” All nominees proposed by stockholders will be considered by the Board of Directors in making its nominations for directors, but not every proposed nominee will be accepted. Stockholders also have the right to nominate persons for election as directors in accordance with procedures set forth in our By-Laws.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

If a stockholder wishes to submit a stockholder proposal pursuant to Rule 14a-5(e) of the Exchange Act for inclusion in our Proxy Statement for the 2014 Annual Meeting of Stockholders, we must receive such proposal and supporting statements, if any, at our principal executive office by March 31, 2014. A stockholder’s notice to our secretary must set forth as to each matter the stockholder proposes to bring before the 2014 Annual Meeting of Stockholders: (1) a brief description of the business desired to be brought before the 2014 Annual Meeting of Stockholders; (2) the reason(s) for conducting such business at the 2014 Annual Meeting of Stockholders; (3) the name and record address of the stockholder proposing such business; (4) the class and number of our shares that are beneficially owned by the stockholder proposing such business; and (5) any financial interest in the proposed business of the stockholder proposing such business.

If a stockholder wishes to submit a stockholder proposal outside of Rule 14a-5(e) to be brought before the 2014 Annual Meeting of Stockholders, the stockholder must give timely notice in writing to our secretary. We must receive such notice at our principal executive office not less than 60 days nor more than 90 days prior to the date of the 2014 Annual Meeting of Stockholders, pursuant to our By-Laws.

Such proposals should be submitted in writing to: Wikifamilies, Inc., 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

17

QUESTIONS

Proposals

You should rely only on the information contained in or incorporated by reference in this Proxy Statement to vote on the proposals herein. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than the date hereof, and the mailing of this Proxy Statement to our stockholders shall not create any implication to the contrary.

If you have any questions regarding the proposals discussed in this Proxy Statement, you should contact: Wikifamilies, Inc., 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

Common Stock

If you have any questions with respect to voting your shares, or if you would like additional copies of this Proxy Statement, you should contact us at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071.

FOR MORE INFORMATION

We file quarterly and annual reports on Form 10-Q and Form 10-K, respectively, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file at the Commission’s public reference room, located at 100 F Street NE, Washington, D.C. 20549. Please call the Commission at (800) 732-0330 for further information on the public reference room. Our Commission filings are also available to the public via: (1) commercial document retrieval services; (2) the Commission’s website, www.sec.gov; and (3) our website, www.GEPCOLTD.com.

FINANCIAL STATEMENTS AVAILABLE

A copy of our Form 10-K for the year ended December 31, 2012 is being mailed to each shareholder with this Schedule 14A.

HOUSEHOLDING INFORMATION

As permitted by the SEC’s proxy statement rules, we will deliver only one copy of our Annual Report to Shareholders or this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our annual reports or proxy statements may request delivery of a single copy. Such a request must be directed 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071, Attention: Shareholders Department. Each request must include the name of the stockholder, the name of his brokerage firm and the account number of his brokerage account. Please allow 72 hours from receipt for any such request to take effect.

By Order of the Board of Directors

July 30, 2013	/s/ Trisha Malone
Santee, CA	Trisha Malone, Chief Executive Officer, Chief Financial Officer, Secretary and Director

The SEC maintains a website (http://www.sec.gov) that contains the registration statements, reports, proxy and proxy statements and other information regarding registrants that file electronically with the SEC such as the Company.  You may access the Company’s SEC filings electronically at this SEC website.  These SEC filings are also available to the public from commercial document retrieval services.

19

EXHIBIT A

ORDER

Maysoun Fletcher, Esq.

Nevada Bar No. 010041

THE FLETCHER FIRM, P.C.

5510 South Fort Apache Road

Las Vegas, Nevada 89148

Telephone: (702) 835-1542

Facsimile: (702) 835-1559

Email: maf@fletcherfirmlaw.com

Attorneys for Petitioners

TRISHA MALONE and SUPRAFIN, LTD.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

IN THE MATTER OF CLAIRNET, LTD., a Nevada corporation	CASE NO.: A-13-677428-P
DEPT. NO.: XVI

ORDER GRANTING PETITION FOR THE APPOINTMENT OF TRISHA MALONE AS CUSTODIAN OF CLAIRNET, LTD.

Petitioners, Trisha Malone and Suprafin, Ltd., Petition for the Appointment of Trisha Malone as Custodian, Receiver, or Alternatively, Trustee of Clairnet, Ltd., a Nevada Corporation (“Company”) having come before this Court on the 2nd day of April, 2013, the Court having considered Petitioners’ filing, and Defendants having had the opportunity to be heard and GOOD CAUSE APPEARING, therefore:

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1) Pursuant to NRS 78.347, Petitioner Trisha Malone shall be and hereby is appointed as custodian of Clairnet, Ltd., a Nevada Corporation.

2) Petitioner Trisha Malone is authorized to appoint new officers and directors, to send notice to all stockholders of record noticing a meeting on at least ten (10) days notice, and to pay all fees owed to the S.E.C. and make all necessary filings with the S.E.C. to bring the Company's filings current.

3) Petitioner Trisha Malone shall distribute a copy of this order to all parties involved in this matter and the transfer agent, who shall provide Petitioner Trisha Malone with a copy of the complete stockholder ledger within three (3) days of Petitioner’s request in order to facilitate the above notice for a special meeting.

4) All common stocks issued as a result of the Exchange Agreement entered into between the Company and Clairnet, Ltd., a Hong Kong Corporation, dated September 7, 2012, are hereby declared null and void and shall be immediately returned to the Company or its transfer agent for cancellation.

5) The Technology Licensing Agreement between the Company and Clairnet, Ltd., a Hong Kong Corporation, dated September 7, 2012, is hereby declared null and void.

6) The following common stocks are ordered to be returned to the Company and its transfer agent for cancellation, to effectuate the Rescission Agreement between the Company and the founders of Wikifamilies, S.A.: Certificate No. KL 348 for 5,985,000 shares; Certificate No. KL 632 for 250,000 shares; Certificate No. KL 631 for 250,000 shares; Certificate No. KL 636 for 6,455,000 shares; Certificate No. KL 633 for 250,000 shares; Certificate No. KL 630 for 250,000 shares; Certificate No. KL 349 for 5,985,000 shares; Certificate No. KL 634 for 5,000,000 shares; and Certificate No. KL 609 for 2,500,000 shares.

DATED this 8th day of April, 2013 at 1:45 pm.

/s/Timothy Williams

District Court Judge

Submitted by:

By /s/Maysoun Fletcher

      Maysoun Fletcher, Esq.

      Nevada Bar No. 010041

      5510 South Fort Apache

      Las Vegas, Nevada 89148

      (702) 835-1542

      Attorney for Petitioners

Exhibit A-1

Appendix A

Proposed Amendment to Articles of Incorporation

NOTE THAT EACH OF (i) AND (ii) IN THE SECOND AMENDMENT BELOW (ARTICLE TWO) REFLECTS A SEPARATE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY.

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation: Clairnet, Ltd.

2.	The articles have been amended as follows (provide article numbers, if available):

FIRST AMENDMENT

Article 1 of the Articles of Incorporation is hereby amended to read as follows:

The name of the corporation is Gepco, Ltd.

SECOND AMENDMENT

Article 2 of the Articles of Incorporation is hereby amended to read as follows:

The aggregate number of shares of stock that this Corporation shall have the authority to issue shall be 265,000,000 shares, consisting of (i) 250,000,000 shares of Common Stock at $.0001 par value per share, and (ii) 15,000,000 shares of preferred stock (hereinafter designated “Preferred Stock”) which may be issued from time to time in one or more classes or series in the sole discretion of the Board of Directors of the Corporation, and no other class of stock shall be authorized. All of said shares may be issued by this Corporation from time to time, without prior approval by the stockholders of this Corporation, for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors of this Corporation is hereby vested with the authority and sole discretion from time to time to prescribe, pursuant to resolutions to be filed with the Secretary of State of the State of Nevada, the classes, series and number of each class or series of Preferred Stock, and the designations and the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, for each such class or series of Preferred Stock, including without limitation the authority and discretion to prescribe the par value, dividend rights, dividend rate, conversion rights, voting rights, exchange rights, rights and terms of redemption (including without limitation sinking fund provisions), redemption price or prices and liquidation preference. The Board of Directors is further vested with the authority and sole discretion from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such class or series, the number of which was prescribed by it, subsequent to the issue of shares of such class or series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally prescribing the number of shares of such class or series. In case the number of shares of any such class or series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolutions originally prescribing the number of shares of such class or series. All shares of any one such class or series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or Chapter 78 of the Nevada Revised Statutes. Shares of Preferred Stock of any class or series shall only be entitled to such vote as is determined by the Board of Directors in the resolutions prescribing such class or series of such stock, except as required by law, in which case each share of such class or series shall be entitled to one vote.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________%

4.	Effective date of filing (optional): ________________________________________

5.	Officer Signature (required): ____________________________________________

Appendix A-1

PRELIMINARY FORM OF PROXY

WIKIFAMILIES, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
To be Held on August 27, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Wikifamilies, Inc. (now known as Clairnet, Ltd.) (the “Company”) hereby constitutes and appoints Trisha Malone and Larry A. Zielke, or any of them acting singly, each with the power of substitution as attorneys and proxies to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s offices located at 9025 Carlton Hills Blvd., Ste. B, Santee, CA 92071 on August 27, 2013, at 10:00 a.m., local time, and at any and all adjournments or postponement thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs the above-named attorneys and proxies to vote as follows:

1.    APPROVAL OF THE NAME CHANGE. To approve an amendment to the Company’s Articles of Incorporation, to change the name of the name of the Company to “GEPCO, LTD.”:

__ FOR	__ABSTAIN	__ AGAINST

2.     APPROVAL OF INCREASE IN AUTHORIZED SHARES. To approve an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of Common Stock from 100 million to 250 million:

__FOR	__ABSTAIN	__AGAINST

3.     CREATION OF PREFERRED STOCK. To approve an amendment to the Company’s Articles of Incorporation, to create 15 million shares of blank check preferred stock:

__ FOR	__ABSTAIN	__AGAINST

4.     RATIFICATION OF APPOINTMENT OF DIRECTORS. To approve the ratification of the appointment of TRISHA MALONE and LARRY A. ZIELKE as Directors of the Company, to serve until the next Special Meeting of Stockholders, or until their respective resignations:

Appointment of Trisha Malone	__ FOR	__ABSTAIN	__AGAINST
Appointment of Larry Zielke	__ FOR	__ABSTAIN	__AGAINST

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 , 3 AND 4.

Signature	Date	Signature (if held jointly)	Date

Title (if applicable)		Title (if applicable)

Stockholder Name (printed)

NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such. For a corporation or partnership, please sign in the full corporate name by the President or other authorized officer or the full partnership name by an authorized person, as the case may be.

To vote by mail, please mark, sign, date and return this proxy to the address below. For all other voting methods, please follow the voting instructions which accompany the proxy materials you received.

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN PROXY PROMPTLY AND RETURN IT VIA FAX TO (619) 568-3148, BY EMAIL TO  INVESTORRELATIONS@GEPCOLTD.COM, OR BY MAIL TO:  9025 CARLTON HILLS BLVD., STE. B, SANTEE, CA 92071.